Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2023

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders	5
	Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	6
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders	7
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders	8
	Capitalization/Book Value per Common Share	9
	Spread Results	10
	Investment Yields	10

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	11
	Annuity Account Balance Rollforward	11
	MRB Liability	12
	Account Values Subject to Recurring Fees Under Reinsurance Agreements	12
	Annuity Deposits by Product Type	13
	Surrender Charge Protection and Account Values by Product Type	13
	Annuity Liability Characteristics	14

C.	Investment Summary
	Summary of Invested Assets	16
	Credit Quality of Fixed Maturity Securities	16
	Watch List Securities	17
	Fixed Maturity Securities by Sector	18
	Mortgage Loans on Real Estate	19

D.	Shareholder Information	21

E.	Research Analyst Coverage	22
Effective January 1, 2023, American Equity Investment Life Holding Company (the “Company”) adopted Accounting Standards Update 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI). The Company applied this guidance as of the transition date of January 1, 2021, and retrospectively adjusted prior period amounts to reflect the new guidance. The prior period numbers within this financial supplement have been recast, to the extent impacted by LDTI, from the original financial supplements published by the Company.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2023	December 31, 2022
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$38,680,457	$39,804,617
Mortgage loans on real estate	7,373,609	6,949,027
Real estate investments	1,270,213	1,056,063
Limited partnerships and limited liability companies	1,649,959	1,266,779
Derivative instruments	1,131,597	431,727
Other investments	1,412,939	1,817,085
Total investments	51,518,774	51,325,298

Cash and cash equivalents	5,000,657	1,919,669
Coinsurance deposits	14,247,284	13,254,956
Market risk benefits	234,470	229,871
Accrued investment income	488,396	497,851
Deferred policy acquisition costs	2,842,615	2,773,643
Deferred sales inducements	2,134,254	2,045,683
Deferred income taxes	293,466	438,434
Income taxes recoverable	55,678	55,498
Other assets	829,831	642,696
Total assets	$77,645,425	$73,183,599

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$59,856,677	$58,781,836
Market risk benefits	2,673,272	2,455,492
Other policy funds and contract claims	202,251	512,790
Notes and loan payable	788,754	792,073
Subordinated debentures	78,927	78,753
Funds withheld for reinsurance liabilities	7,565,295	6,577,426
Other liabilities	3,885,208	1,614,479
Total liabilities	75,050,384	70,812,849

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	12
Common stock	78,048	84,810
Additional paid-in capital	1,055,963	1,325,316
Accumulated other comprehensive loss	(3,425,248)	(3,746,230)
Retained earnings	4,863,124	4,685,593
Total stockholders' equity attributable to American Equity Investment Life Holding Company	2,571,915	2,349,517
Noncontrolling interests	23,126	21,233
Total stockholders' equity	2,595,041	2,370,750
Total liabilities and stockholders' equity	$77,645,425	$73,183,599

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenues:
Premiums and other considerations	$2,516	$3,831	$6,653	$13,909
Annuity product charges	71,642	55,514	134,233	107,869
Net investment income	542,685	592,308	1,104,008	1,159,731
Change in fair value of derivatives	242,739	(506,181)	288,629	(983,700)
Net realized losses on investments	(24,679)	(33,272)	(52,466)	(46,399)
Other revenue	16,736	9,408	33,130	18,225
Total revenues	851,639	121,608	1,514,187	269,635

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	5,125	6,998	12,333	20,613
Interest sensitive and index product benefits	122,387	140,346	180,298	428,263
Market risk benefits (gains) losses	(144,124)	(299,278)	39,570	(107,385)
Amortization of deferred sales inducements	46,951	44,696	93,552	89,781
Change in fair value of embedded derivatives	213,764	(885,984)	618,204	(2,279,633)
Interest expense on notes and loan payable	11,227	6,461	22,245	12,886
Interest expense on subordinated debentures	1,338	1,346	2,674	2,663
Amortization of deferred policy acquisition costs	68,476	72,485	136,711	145,454
Other operating costs and expenses	75,697	59,872	149,701	117,667
Total benefits and expenses	400,841	(853,058)	1,255,288	(1,569,691)
Income before income taxes	450,798	974,666	258,899	1,839,326
Income tax expense	95,652	211,377	59,644	396,572
Net income	355,146	763,289	199,255	1,442,754
Less: Net loss available to noncontrolling interests	(217)	(4)	(114)	(4)
Net income available to American Equity Investment Life Holding Company stockholders	355,363	763,293	199,369	1,442,758
Less: Preferred stock dividends	10,919	10,919	21,838	21,838
Net income available to American Equity Investment Life Holding Company common stockholders	$344,444	$752,374	$177,531	$1,420,920

Earnings per common share	$4.43	$8.13	$2.20	$15.01
Earnings per common share - assuming dilution	$4.36	$8.06	$2.17	$14.86

Weighted average common shares outstanding (in thousands):
Earnings per common share	77,767	92,544	80,576	94,693
Earnings per common share - assuming dilution	78,928	93,375	81,824	95,652

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
Revenues:
Traditional life insurance premiums	$629	$698	$626	$634	$691
Life contingent immediate annuity considerations	1,887	3,439	2,365	2,205	3,140
Surrender charges	33,777	26,542	22,030	19,783	15,345
Lifetime income benefit rider fees	37,865	36,049	39,636	41,036	40,169
Net investment income	542,685	561,323	537,995	609,737	592,308
Change in fair value of derivatives	242,739	45,890	22,243	(176,671)	(506,181)
Net realized gains (losses) on investments	(24,679)	(27,787)	14,411	(15,860)	(33,272)
Other revenue (a)	16,736	16,394	13,032	10,988	9,408
Total revenues	851,639	662,548	652,338	491,852	121,608

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits (b)	940	1,206	944	118	495
Life contingent immediate annuity benefits and change in future policy benefits (c)	4,185	6,002	5,004	6,541	6,503
Interest sensitive and index product benefits	122,387	57,911	57,626	68,982	140,346
Market risk benefits (gains) losses (d)	(144,124)	183,694	33,490	77,579	(299,278)
Amortization of deferred sales inducements	46,951	46,601	45,966	46,223	44,696
Change in fair value of embedded derivatives (e)	213,764	404,440	342,409	(415,374)	(885,984)
Interest expense on notes payable	11,227	11,018	10,228	8,984	6,461
Interest expense on subordinated debentures	1,338	1,336	1,335	1,333	1,346
Amortization of deferred policy acquisition costs	68,476	68,235	66,831	71,726	72,485
Other operating costs and expenses	75,697	74,004	62,389	59,470	59,872
Total benefits and expenses	400,841	854,447	626,222	(74,418)	(853,058)
Income (loss) before income taxes	450,798	(191,899)	26,116	566,270	974,666
Income tax expense (benefit)	95,652	(36,008)	(6,817)	121,380	211,377
Net income (loss) (b)(c)(d)(e)	355,146	(155,891)	32,933	444,890	763,289
Less: Net income (loss) available to noncontrolling interests	(217)	103	361	1	(4)
Net income (loss) available to American Equity Investment Life Holding Company stockholders (b)(c)(d)(e)	355,363	(155,994)	32,572	444,889	763,293
Less: Preferred stock dividends	10,919	10,919	10,919	10,918	10,919
Net income (loss) available to American Equity Investment Life Holding Company common stockholders (b)(c)(d)(e)	$344,444	$(166,913)	$21,653	$433,971	$752,374

Earnings (loss) per common share	$4.43	$(2.00)	$0.25	$4.95	$8.13
Earnings (loss) per common share - assuming dilution (b)(c)(d)(e)	$4.36	$(2.00)	$0.25	$4.90	$8.06

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	77,767	83,417	85,274	87,707	92,544
Earnings (loss) per common share - assuming dilution	78,928	83,417	86,402	88,581	93,375
(a)Other revenue consists of reinsurance related fee revenue including asset liability management fees and amortization of the deferred gain associated with the cost of reinsurance.
(b)Q3 2022 includes benefit from the update of assumptions used in determining the deferred profit liability. The impact decreased traditional life insurance policy benefits and change in future policy benefits by $0.5 million and increased both net income and net income available to common stockholders by $0.4 million and did not impact earnings per common share - assuming dilution.
(c)Q3 2022 includes expense from the update of assumptions used in determining the liability for future policyholder benefits. The impact increased life contingent immediate annuity benefits and change in future policy benefits by $1.3 million and decreased both net income and net income available to common stockholders by $1.0 million and decreased earnings per common share - assuming dilution by $0.01 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands, except per share data)

(d)Q3 2022 includes expense from the update of assumptions used in determining the reserves held for market risk benefits. The impact increased market risk benefits (gains) losses by $229.4 million and decreased both net income and net income available to common stockholders by $181.3 million and decreased earnings per common share - assuming dilution by $2.05 per share.
(e)Q3 2022 includes a benefit from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $94.8 million and increased both net income and net income available to common stockholders by $74.4 million and increased earnings per common share - assuming dilution by $0.84 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net income available to American Equity Investment Life Holding Company common stockholders	$344,444	$752,374	$177,531	$1,420,920
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized losses on financial assets, including credit losses	22,737	37,054	47,121	50,779
Change in fair value of derivatives and embedded derivatives	(124,816)	(470,813)	81,386	(1,318,020)
Capital markets impact on the change in fair value of market risk benefits	(184,700)	(335,330)	(47,750)	(216,417)
Net investment income	4,609	—	2,118	—
Other revenue	5,969	—	11,938	—
Income taxes	59,373	167,944	(20,392)	321,034
Non-GAAP operating income available to common stockholders	$127,616	$151,229	$251,952	$258,296
Impact of excluding notable items (a)	$8,892	$—	$18,458	$—

Per common share - assuming dilution:
Net income available to American Equity Investment Life Holding Company common stockholders	$4.36	$8.06	$2.17	$14.86
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized losses on financial assets, including credit losses	0.29	0.39	0.58	0.53
Change in fair value of derivatives and embedded derivatives	(1.58)	(5.04)	0.99	(13.78)
Capital markets impact on the change in fair value of market risk benefits	(2.34)	(3.59)	(0.58)	(2.26)
Net investment income	0.06	—	0.02	—
Other revenue	0.08	—	0.15	—
Income taxes	0.75	1.80	(0.25)	3.35
Non-GAAP operating income available to common stockholders	$1.62	$1.62	$3.08	$2.70
Impact of excluding notable items (a)	$0.11	$—	$0.23	$—

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Notable items impacting non-GAAP operating income available to common stockholders:
Expense associated with strategic incentive award	$8,892	$—	$18,458	$—
Total notable items (a)	$8,892	$—	$18,458	$—
(a)Notable items reflect the after-tax increase (decrease) to non-GAAP operating income (loss) available to common stockholders for certain matters where more detail may help investors better understand, evaluate, and forecast results.
For the three and six months ended June 30, 2023, non-GAAP operating income available to common stockholders would increase $8.9 million and $18.5 million, respectively, if we were to exclude the impact of notable items.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net realized losses on financial assets, including credit losses:
Net realized losses on financial assets, including credit losses	$22,737	$37,054	$47,121	$50,779
Income taxes	(4,888)	(7,966)	(10,131)	(10,917)
	$17,849	$29,088	$36,990	$39,862
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$(97,095)	$(275,057)	$45,852	$(919,820)
Reinsurance contracts	(19,750)	(199,422)	44,630	(401,866)
Interest rate swaps	(7,971)	3,666	(9,096)	3,666
Income taxes	26,825	103,814	(17,505)	285,421
	$(97,991)	$(366,999)	$63,881	$(1,032,599)
Capital market impact on the fair value of market risk benefits:
Capital markets impact on the change in fair value of market risk benefits	$(204,779)	$(348,676)	$(83,437)	$(235,674)
Amortization of capital markets impact on the fair value of market risk benefits	20,079	13,346	35,687	19,257
Income taxes	39,710	72,096	10,266	46,530
	$(144,990)	$(263,234)	$(37,484)	$(169,887)
Net investment income:
Income associated with assets transferred under reinsurance treaty	$4,609	$—	$2,118	$—
Income taxes	(990)	—	(455)	—
	$3,619	$—	$1,663	$—
Other revenue:
Amortization of deferred fees associated with reinsurance treaties	$5,969	$—	$11,938	$—
Income taxes	(1,284)	—	(2,567)	—
	$4,685	$—	$9,371	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$344,444	$(166,913)	$21,653	$433,971	$752,374
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Net realized (gains) losses on financial assets, including credit losses	22,737	24,384	(19,460)	16,945	37,054
Change in fair value of derivatives and embedded derivatives	(124,816)	206,202	169,767	(400,952)	(470,813)
Capital markets impact on the change in fair value of market risk benefits	(184,700)	136,950	2,309	(179,509)	(335,330)
Net investment income	4,609	(2,491)	1,476	—	—
Other revenue	5,969	5,969	5,969	—	—
Income taxes	59,373	(79,765)	(39,998)	120,802	167,944
Non-GAAP operating income (loss) available to common stockholders	$127,616	$124,336	$141,716	$(8,743)	$151,229
Impact of excluding notable items (a)	$8,892	$9,566	$—	$181,890	$—

Per common share - assuming dilution:
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$4.36	$(2.00)	$0.25	$4.90	$8.06
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Anti-dilutive impact for losses (b)	—	0.03	—	—	—
Net realized (gains) losses on financial assets, including credit losses	0.29	0.29	(0.23)	0.19	0.39
Change in fair value of derivatives and embedded derivatives	(1.58)	2.43	1.96	(4.52)	(5.04)
Capital markets impact on the change in fair value of market risk benefits	(2.34)	1.62	0.03	(2.03)	(3.59)
Net investment income	0.06	(0.03)	0.02	—	—
Other revenue	0.08	0.07	0.07	—	—
Income taxes	0.75	(0.94)	(0.46)	1.36	1.80
Non-GAAP operating income (loss) available to common stockholders	$1.62	$1.47	$1.64	$(0.10)	$1.62
Impact of excluding notable items (a)	$0.11	$0.11	$—	$2.05	$—
Notable Items

	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
Notable items impacting non-GAAP operating income (loss) available to common stockholders:
Expense associated with strategic incentive award	$8,892	$9,566	$—	$—	$—
Impact of actuarial assumption updates	—	—	—	181,890	—
Total notable items (a)	$8,892	$9,566	$—	$181,890	$—
(a)Notable items reflect the after-tax increase (decrease) to non-GAAP operating income (loss) available to common stockholders for certain matters where more detail may help investors better understand, evaluate, and forecast results. For the three months ended June 30, 2023, March 31, 2023 and September 30, 2022, non-GAAP operating income available to common stockholders would increase $8.9 million, $9.6 million and $181.9 million, respectively, if we were to exclude the impact of notable items.
(b)For periods with a loss, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
Net realized (gains) losses on investments	$24,679	$27,787	$(14,411)	$15,860	$33,272
Net investment income	4,609	(2,491)	1,476	—	—
Other revenue	5,969	5,969	5,969	—	—
Change in fair value of derivatives	(338,579)	(198,239)	(172,643)	14,423	415,171
Increase (decrease) in total revenues	(303,322)	(166,974)	(179,609)	30,283	448,443

Change in fair value of embedded derivatives	(213,764)	(404,440)	(342,409)	415,374	885,984
Market risk benefits (gains) losses	184,700	(136,950)	(2,309)	179,509	335,330
Interest sensitive and index product benefits (a)	1,943	3,402	5,048	(1,084)	(3,782)
Increase (decrease) in total benefits and expenses	(27,121)	(537,988)	(339,670)	593,799	1,217,532
Increase (decrease) in income (loss) before income taxes	(276,201)	371,014	160,061	(563,516)	(769,089)
Increase (decrease) in income tax expense benefit	(59,373)	79,765	39,998	(120,802)	(167,944)
Increase (decrease) in net income (loss) available to common stockholders	$(216,828)	$291,249	$120,063	$(442,714)	$(601,145)
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits. The change in this allowance is reflected in the net realized (gains) losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
Capitalization:
Notes and loan payable	$800,000	$800,000	$800,000	$800,000	$500,000
Subordinated debentures payable to subsidiary trusts	78,927	78,839	78,753	78,668	78,584
Total debt	878,927	878,839	878,753	878,668	578,584
Total stockholders’ equity attributable to American Equity Investment Life Holding Company	2,571,915	2,605,485	2,349,517	2,157,667	3,625,377
Total capitalization	3,450,842	3,484,324	3,228,270	3,036,335	4,203,961
Accumulated other comprehensive loss (AOCI)	3,425,248	3,036,429	3,746,230	3,984,496	2,231,594
Total capitalization excluding AOCI (a)	$6,876,090	$6,520,753	$6,974,500	$7,020,831	$6,435,555

Total stockholders’ equity attributable to American Equity Investment Life Holding Company	$2,571,915	$2,605,485	$2,349,517	$2,157,667	$3,625,377
Equity available to preferred stockholders (b)	(700,000)	(700,000)	(700,000)	(700,000)	(700,000)
Total common stockholders' equity (c)	1,871,915	1,905,485	1,649,517	1,457,667	2,925,377
Accumulated other comprehensive loss	3,425,248	3,036,429	3,746,230	3,984,496	2,231,594
Total common stockholders’ equity excluding AOCI (c)	5,297,163	4,941,914	5,395,747	5,442,163	5,156,971
Net impact of fair value accounting for derivatives and embedded derivatives	(1,587,599)	(1,490,297)	(1,652,169)	(1,721,324)	(1,418,244)
Net capital markets impact on the fair value of market risk benefits	(638,442)	(493,452)	(600,958)	(602,772)	(461,856)
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for fixed index annuities (c)	$3,071,122	$2,958,165	$3,142,620	$3,118,067	$3,276,871

Common shares outstanding	78,047,941	77,753,194	84,810,255	85,966,505	90,168,512

Book Value per Common Share: (d)
Book value per common share	$23.98	$24.51	$19.45	$16.96	$32.44
Book value per common share excluding AOCI (c)	$67.87	$63.56	$63.62	$63.31	$57.19
Book value per common share excluding AOCI and the net impact of fair value accounting for fixed index annuities (c)	$39.35	$38.05	$37.05	$36.27	$36.34

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	11.6%	12.3%	11.5%	11.4%	7.8%
Total debt / Total capitalization	12.8%	13.5%	12.6%	12.5%	9.0%
(a)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(b)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(c)Total common stockholders' equity, total common stockholders' equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for fixed index annuities, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities. Since the net impact of fair value accounting for our fixed index annuity business is not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(d)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for fixed index annuities are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities divided by the total number of shares of common stock outstanding.
(e)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands)

Spread Results

Six Months Ended June 30,
2023	2022		Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
4.44%	4.24%	Average yield on invested assets	4.42%	4.48%	4.30%	4.48%	4.33%
1.82%	1.66%	Aggregate cost of money	1.85%	1.81%	1.76%	1.75%	1.69%
2.62%	2.58%	Aggregate investment spread	2.57%	2.67%	2.54%	2.73%	2.64%

		Impact of:
0.01%	0.04%	Investment yield - additional prepayment income	0.01%	—%	0.01%	0.03%	0.05%
0.02%	0.02%	Cost of money effect of over hedging	0.03%	—%	—%	—%	0.02%

$49,354,006	$54,748,602	Weighted average investments	$49,125,197	$49,304,219	$50,040,228	$54,378,154	$54,768,966
49,398,076	54,699,422	Ending investments	49,398,076	48,852,319	49,811,623	54,056,886	54,699,422
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Investment Yields

Six Months Ended June 30,
2023	2022		Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
		Investment income:
$1,067,052	$1,049,685	Fixed income (a)	$533,930	$533,122	$511,077	$547,326	$539,382
28,662	111,862	Mark-to-market private asset income (a)	9,035	19,627	26,816	61,671	53,816
$1,095,714	$1,161,547	Total non-GAAP investment income (b)	$542,965	$552,749	$537,893	$608,997	$593,198

		Investment yield:
4.54%	3.92%	Fixed income investment yield	4.57%	4.52%	4.26%	4.16%	4.04%
2.43%	18.23%	Mark-to-market private asset yield	1.48%	3.61%	5.29%	13.89%	15.15%
4.44%	4.24%	Total investment yield	4.42%	4.48%	4.30%	4.48%	4.33%

		Weighted average investments:
$46,990,472	$53,521,544	Fixed income investments	$46,684,803	$47,129,120	$48,012,311	$52,602,319	$53,347,874
2,363,534	1,227,058	Mark-to-market private assets	2,440,394	2,175,099	2,027,917	1,775,835	1,421,092
$49,354,006	$54,748,602	Total weighted average investments	$49,125,197	$49,304,219	$50,040,228	$54,378,154	$54,768,966
(a)Net of investment expenses
(b)Non-GAAP investment income is comprised of GAAP Net investment income adjusted to remove income associated with cash held by the Parent Company for corporate activities and to gross up income related to the tax benefit of tax exempt investment income, in addition to the adjustments shown in the reconciliation of Net income to Non-GAAP Operating income on page 5. The net impact of the adjustments for income associated with cash held by the Holding Company and tax exempt investment income was $4,329 thousand in Q2 2023, $6,083 thousand in Q1 2023, $1,578 thousand in Q4 2022, $740 thousand in Q3 2022, and $890 thousand in Q2 2022, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands, except per share data)

Summary of Cost of Money for Deferred Annuities

Six Months Ended June 30,
2023	2022		Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
		Included in interest sensitive and index product benefits:
$69,040	$296,783	Index credits	$65,507	$3,533	$3,861	$4,648	$72,398
113,551	122,104	Interest credited	57,235	56,316	56,402	62,383	60,770
		Included in change in fair value of derivatives:
(73,050)	(303,207)	Proceeds received at option expiration	(69,449)	(3,601)	(4,061)	(4,865)	(75,115)
321,263	325,472	Pro rata amortization of option cost	163,992	157,271	154,463	167,197	165,375
$430,804	$441,152	Cost of money for deferred annuities	$217,285	$213,519	$210,665	$229,363	$223,428

$47,225,241	$53,048,016	Weighted average liability balance outstanding	$47,086,271	$47,266,672	$47,802,219	$52,337,208	$52,940,739
Annuity Account Balance Rollforward

Six Months Ended June 30,
2023	2022		Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
$47,504,615	$53,191,277	Account balances at beginning of period	$47,031,605	$47,504,615	$51,913,689	$52,762,558	$53,119,291
—	—	Reserves ceded - in-force	—	—	(3,810,982)	(257,779)	—
47,504,615	53,191,277	Account balance at beginning of period, net of reinsurance ceded	47,031,605	47,504,615	48,102,707	52,504,779	53,119,291
1,907,617	1,237,291	Net deposits	1,174,953	732,664	613,084	496,940	562,366
182,123	46,689	Premium bonuses	136,856	45,267	33,617	27,385	23,547
182,591	418,887	Fixed interest credited and index credits	122,742	59,849	60,263	67,031	133,168
(60,319)	(30,886)	Surrender charges	(33,777)	(26,542)	(22,030)	(19,783)	(15,345)
(73,914)	(76,983)	Lifetime income benefit rider fees	(37,865)	(36,049)	(39,636)	(41,036)	(40,169)
(2,499,131)	(2,023,717)	Surrenders, withdrawals, deaths, etc.	(1,250,932)	(1,248,199)	(1,243,390)	(1,121,627)	(1,020,300)
$47,143,582	$52,762,558	Account balances at end of period	$47,143,582	$47,031,605	$47,504,615	$51,913,689	$52,762,558

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands, except per share data)

MRB Liability

Six Months Ended June 30,
2023	2022		Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
$1,521,954	$2,362,947	MRB balance at beginning of period	$1,632,918	$1,521,954	$1,762,629	$1,721,376	$2,075,033
—	—	Reserves ceded - in-force	—	—	(331,020)	4,496	—
850	4,833	Issuances	(2,071)	2,921	1,230	1,366	913
62,933	21,662	Interest accrual	33,374	29,559	23,910	20,626	12,424
56,444	58,891	Attributed fees collected	28,247	28,197	29,585	29,010	29,378
—	—	Benefits payments	—	—	—	—	—
(84,287)	(235,673)	Effect of changes in interest rates and equity markets	(202,709)	118,422	(16,236)	(197,978)	(348,675)
896	44,331	Effect of changes in assumptions and policyholder behavior	(974)	1,870	(5,023)	224,522	7,220
28,904	(535,615)	Effect of changes in instrument specific credit risk	98,909	(70,005)	56,879	(40,789)	(54,917)
1,587,694	1,721,376	MRB balance at end of period, net (a)	1,587,694	1,632,918	1,521,954	1,762,629	1,721,376

813,302	588,352	MRB net deferred capital markets impact, end of period	813,302	628,602	765,552	767,862	588,352
$2,400,996	$2,309,728	Non-GAAP MRB balance, end of period (b)	$2,400,996	$2,261,520	$2,287,506	$2,530,491	$2,309,728
(a)The MRB balance is the MRB liability net of the MRB asset and reinsurance recoverable asset associated with the ceded MRB. The reinsurance recoverable asset associated with the ceded MRB is included in coinsurance deposits on the Consolidated Balance Sheet.
(b)Non-GAAP MRB balance is comprised of the GAAP MRB balance adjusted for the pre-tax cumulative effect of the deferral of capital markets impact on the fair value of MRB. See page 9 for the non-GAAP definition and reconciliation of total common stockholders' equity to total common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities which includes the adjustment for the after-tax cumulative effect of the deferral of capital markets impact on the fair value of MRB.
Account Values Subject to Recurring Fees Under Reinsurance Agreements

Six Months Ended June 30,
2023	2022		Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
$9,642,336	$4,660,690	Account value of business ceded subject to fee income at beginning of period	$10,155,767	$9,642,336	$5,612,098	$5,065,538	$4,859,360
—	—	In-force account value ceded subject to fee income	—	—	3,810,982	257,779	—
1,455,573	404,848	Premiums on business ceded subject to fee income	821,413	634,160	351,971	288,781	206,178
(234,171)	—	Disbursements on business ceded subject to fee income	(113,442)	(120,729)	(132,715)	—	—
$10,863,738	$5,065,538	Account value of business ceded subject to fee income at end of period	$10,863,738	$10,155,767	$9,642,336	$5,612,098	$5,065,538

$45,068	$18,225	Non-GAAP operating revenue associated with recurring fees (a)	$22,705	$22,363	$19,001	$10,988	$9,408
(a)Non-GAAP operating revenue associated with recurring fees is comprised of GAAP Other Revenue adjusted for the amortization of gains on assets transferred under a reinsurance transaction. See page 7 for the reconciliation of Net Income to Non-GAAP Operating Income and page 8 for the summary of adjustments to arrive at Non-GAAP Operating Income.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Six Months Ended June 30,
2023	2022		Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
		American Equity Life:
$2,207,477	$1,427,676	Fixed index annuities	$1,471,638	$735,839	$637,021	$627,444	$671,696
1,527	2,202	Annual reset fixed rate annuities	834	693	1,856	1,271	1,140
193,066	2,830	Multi-year fixed rate annuities	37,032	156,034	49,216	4,465	485
705	16,526	Single premium immediate annuities	278	427	494	1,915	3,073
2,402,775	1,449,234		1,509,782	892,993	688,587	635,095	676,394
		Eagle Life:
634,872	231,128	Fixed index annuities	406,273	228,599	145,772	102,379	104,374
3,039	7	Annual reset fixed rate annuities	1,770	1,269	230	143	—
331,161	2,463	Multi-year fixed rate annuities	82,932	248,229	65,434	14,684	123
969,072	233,598		490,975	478,097	211,436	117,206	104,497
		Consolidated:
2,842,349	1,658,804	Fixed index annuities	1,877,911	964,438	782,793	729,823	776,070
4,566	2,209	Annual reset fixed rate annuities	2,604	1,962	2,086	1,414	1,140
524,227	5,293	Multi-year fixed rate annuities	119,964	404,263	114,650	19,149	608
705	16,526	Single premium immediate annuities	278	427	494	1,915	3,073
3,371,847	1,682,832	Total before coinsurance ceded	2,000,757	1,371,090	900,023	752,301	780,891
1,463,525	429,015	Coinsurance ceded	825,526	637,999	286,445	253,446	215,452
$1,908,322	$1,253,817	Net after coinsurance ceded	$1,175,231	$733,091	$613,578	$498,855	$565,439
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at June 30, 2023:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.3	4.8	7.9%	$41,563,203	88.2%
Annual Reset Fixed Rate Annuities	7.2	1.6	3.1%	1,198,840	2.5%
Multi-Year Fixed Rate Annuities	3.9	1.4	7.0%	4,381,539	9.3%
Total	11.4	4.4	7.7%	$47,143,582	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$874,352	$4,436,953
0.0% < 2.0%	62,859	2,608,474
2.0% < 3.0%	31,276	3,753,293
3.0% < 4.0%	19,087	697,116
4.0% < 5.0%	5,288	2,958,714
5.0% < 6.0%	38,260	2,260,177
6.0% < 7.0%	62,414	2,425,430
7.0% < 8.0%	3,465,637	2,317,794
8.0% < 9.0%	669,109	2,716,586
9.0% < 10.0%	156,084	3,385,827
10.0% or greater	196,013	14,002,839
	$5,580,379	$41,563,203

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands)

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$5,311,305	0.00%
2023	2,737,572	3.75%
2024	3,742,107	4.64%
2025	5,092,048	3.88%
2026	4,606,380	5.33%
2027	4,011,274	6.91%
2028	3,936,639	8.26%
2029	3,992,571	9.71%
2030	3,148,257	11.68%
2031	3,759,590	13.32%
2032	3,093,978	13.89%
2033	2,294,465	15.81%
2034	652,734	17.67%
2035	338,352	18.25%
2036	193,131	18.74%
2037	119,473	19.22%
2038	101,458	19.70%
2039	12,248	20.00%
	$47,143,582	7.69%
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of June 30, 2023 for the $12.4 billion of account value of fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.25%.
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums on the $34.7 billion of account value allocated to index strategies, the cost of options would decrease by 1.11% based upon prices of options for the week ended June 30, 2023.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands)

Summary of Invested Assets

	June 30, 2023		December 31, 2022
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
U.S. Government and agencies	$175,462	0.4%	$169,071	0.4%
States, municipalities and territories	3,261,318	7.2%	3,822,943	8.5%
Foreign corporate securities and foreign governments	519,466	1.1%	616,938	1.4%
Corporate securities	18,254,340	40.0%	20,201,774	44.8%
Residential mortgage backed securities	1,316,563	2.9%	1,366,927	3.0%
Commercial mortgage backed securities	3,260,792	7.1%	3,447,075	7.6%
Other asset backed securities	6,725,121	14.7%	5,155,254	11.4%
Total fixed maturity securities	33,513,062	73.4%	34,779,982	77.1%
Mortgage loans on real estate	7,150,041	15.7%	6,778,977	15.0%
Real estate investments	1,270,213	2.8%	1,056,063	2.3%
Limited partnerships and limited liability companies	1,649,959	3.6%	1,266,779	2.8%
Derivative instruments	1,131,597	2.5%	431,727	1.0%
Other investments	909,289	2.0%	829,900	1.8%
Total investments, net of modified coinsurance investments	45,624,161	100.0%	45,143,428	100.0%
Coinsurance investments (a)	5,894,613		6,181,870
Total investments	$51,518,774		$51,325,298
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.
Credit Quality of Fixed Maturity Securities - June 30, 2023

NAIC Designation	Amortized Cost	Carrying Amount	Percent	Rating Agency Rating	Amortized Cost	Carrying Amount	Percent
1	$24,100,091	$21,497,873	64.1%	Aaa/Aa/A	$23,940,750	$21,363,629	63.7%
2	12,987,640	11,438,235	34.1%	Baa	13,112,008	11,537,084	34.4%
3	548,122	470,165	1.4%	Ba	529,257	454,719	1.4%
4	102,614	92,058	0.4%	B	119,610	107,675	0.3%
5	6,765	6,917	—%	Caa	18,915	17,502	0.1%
6	11,648	7,814	—%	Ca and lower	36,340	32,453	0.1%
	37,756,880	33,513,062	100.0%		37,756,880	33,513,062	100.0%
Coinsurance investments (a)	5,566,135	5,167,395		Coinsurance investments (a)	5,566,135	5,167,395
	$43,323,015	$38,680,457			$43,323,015	$38,680,457
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands)

Watch List Securities - June 30, 2023

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Gains (Losses), Net of Allowance	Fair Value
States, municipalities and territories	$20,657	$—	$20,657	$(3,339)	$17,318
Corporate securities - Public securities	3,990	—	3,990	(140)	3,850
Corporate securities - Private placement securities	7,658	(3,132)	4,526	(1,463)	3,063
Residential mortgage backed securities	14,016	(67)	13,949	(1,647)	12,302
Commercial mortgage backed securities	101,927	—	101,927	(17,126)	84,801
Other asset backed securities	1,879	—	1,879	19	1,898
Collateralized loan obligations	160,319	(947)	159,372	(30,283)	129,089
	$310,446	$(4,146)	$306,300	$(53,979)	$252,321
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those on which we have taken credit losses.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	June 30, 2023		December 31, 2022
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
U.S. Government and agencies	$179,087	$175,462	$173,638	$169,071
States, municipalities and territories	3,706,777	3,261,318	4,356,191	3,822,943
Foreign corporate securities and foreign governments	585,449	519,466	680,263	616,938
Corporate securities:
Capital goods	1,380,044	1,203,058	1,601,113	1,395,595
Consumer discretionary	4,541,717	3,856,042	5,086,479	4,320,219
Energy	1,017,803	923,675	1,219,370	1,111,891
Financials	6,246,840	5,488,098	6,467,052	5,634,229
Government non-guaranteed	189,320	165,056	202,740	179,440
Industrials	134,368	108,483	166,061	138,999
Information technology	1,199,832	1,039,804	1,344,461	1,160,067
Materials	1,026,548	886,721	1,169,188	1,021,288
Telecommunications	1,187,414	988,322	1,306,495	1,090,868
Transportation	984,676	873,587	1,100,681	975,393
Utilities	3,111,757	2,648,176	3,620,946	3,115,520
Other	74,251	73,318	58,184	58,265
Residential mortgage backed securities:
Government agency	755,168	705,470	806,999	754,349
Prime	373,194	316,580	387,838	334,613
Alt-A	55,115	56,348	54,910	58,091
Non-qualified mortgage	196,504	182,325	169,847	157,960
Other	56,191	55,840	62,235	61,914
Commercial mortgage backed securities:
Government agency	164,999	153,259	170,307	157,903
Non-agency	3,558,841	3,107,533	3,668,300	3,289,172
Other asset backed securities:
Auto	372,904	369,260	44,450	41,896
Consumer discretionary	602,942	570,056	122,068	118,843
Financials	345,273	317,615	283,238	252,493
Collateralized loan obligations	4,974,918	4,765,571	4,071,929	3,775,347
Other	734,948	702,619	1,005,440	966,675
	37,756,880	33,513,062	39,400,423	34,779,982
Coinsurance investments (a)	5,566,135	5,167,395	5,465,596	5,024,635
	$43,323,015	$38,680,457	$44,866,019	$39,804,617
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	June 30, 2023		December 31, 2022
	Principal	Percent	Principal	Percent
Property type distribution
Commercial mortgage loans:
Office	$252,168	3.5%	$277,767	4.1%
Retail	827,217	11.6%	878,352	13.0%
Industrial/Warehouse	871,596	12.2%	853,215	12.6%
Apartment	995,879	14.0%	893,910	13.2%
Hotel	285,271	4.0%	285,271	4.2%
Mixed Use/Other	78,243	1.1%	200,756	3.0%
Agricultural mortgage loans	582,660	8.2%	567,630	8.4%
Residential mortgage loans	3,236,400	45.4%	2,807,652	41.5%
	7,129,434	100.0%	6,764,553	100.0%
Coinsurance investments (a)	225,133		171,633
	$7,354,567		$6,936,186

	Commercial		Agricultural
	Amortized Cost	Average LTV	Amortized Cost	Average LTV
As of June 30, 2023:
Debt Service Coverage Ratio:
Greater than or equal to 1.5	$2,323,916	53%	$284,227	49%
Greater than or equal to 1.2 and less than 1.5	337,210	62%	240,675	52%
Greater than or equal to 1.0 and less than 1.2	558,172	47%	11,788	44%
Less than 1.0	86,502	56%	44,251	41%
	3,305,800	53%	580,941	50%
Coinsurance investments (a)	223,568	51%	—	—%
	$3,529,368	53%	$580,941	50%

As of December 31, 2022:
Debt Service Coverage Ratio:
Greater than or equal to 1.5	$2,358,793	53%	$266,695	45%
Greater than or equal to 1.2 and less than 1.5	505,644	61%	236,589	48%
Greater than or equal to 1.0 and less than 1.2	475,315	50%	15,075	39%
Less than 1.0	44,756	66%	47,604	33%
	3,384,508	54%	565,963	45%
Coinsurance investments (a)	170,050	61%	—	—%
	$3,554,558	54%	$565,963	45%
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023
Unaudited (Dollars in thousands)

	June 30, 2023
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,310,374	$582,660	$3,181,610	$7,074,644
In workout	—	—	—	—
Delinquent	—	—	54,790	54,790
Principal outstanding	3,310,374	582,660	3,236,400	7,129,434

Unamortized discounts and premiums, net	(998)	—	66,226	65,228
Deferred fees and costs, net	(3,575)	(1,719)	1,068	(4,226)
Amortized cost	3,305,801	580,941	3,303,694	7,190,436

Valuation allowance	(21,330)	(895)	(18,170)	(40,395)
Carrying value	3,284,471	580,046	3,285,524	7,150,041

Coinsurance investments (a)	223,568	—	—	223,568
	$3,508,039	$580,046	$3,285,524	$7,373,609

	December 31, 2022
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,389,271	$564,495	$2,773,251	$6,727,017
In workout	—	—	—	—
Delinquent	—	3,135	34,401	37,536
Principal outstanding	3,389,271	567,630	2,807,652	6,764,553

Unamortized discounts and premiums, net	—	—	55,917	55,917
Deferred fees and costs, net	(4,763)	(1,667)	1,909	(4,521)
Amortized cost	3,384,508	565,963	2,865,478	6,815,949

Valuation allowance	(22,428)	(1,021)	(13,523)	(36,972)
Carrying value	3,362,080	564,942	2,851,955	6,778,977

Coinsurance investments (a)	170,050	—	—	170,050
	$3,532,130	$564,942	$2,851,955	$6,949,027
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023

Shareholder Information

	A.M. Best	S&P	Fitch
Financial Strength Ratings
American Equity Investment Life Insurance Company	A- (stable)	A- (negative)	A- (stable)
American Equity Investment Life Insurance Company of New York	A- (stable)	A- (negative)	A- (stable)
Eagle Life Insurance Company	A- (stable)	A- (negative)	A- (stable)

Credit Ratings
American Equity Investment Life Holding Company	bbb- (stable)	BBB- (negative)	BBB
Senior unsecured debt	bbb- (stable)	BBB-	BBB-
Perpetual, non-cumulative preferred stock	bb (stable)	BB	BB
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Head of Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2023
First Quarter	$48.37	$31.57	$36.49	$0.00
Second Quarter	$53.68	$35.22	$52.11	$0.00

2022
First Quarter	$44.49	$35.05	$39.91	$0.00
Second Quarter	$42.18	$32.65	$36.57	$0.00
Third Quarter	$43.55	$33.22	$37.29	$0.00
Fourth Quarter	$46.76	$28.05	$45.62	$0.36

2021
First Quarter	$32.54	$26.21	$31.53	$0.00
Second Quarter	$33.68	$29.18	$32.32	$0.00
Third Quarter	$33.79	$27.12	$29.57	$0.00
Fourth Quarter	$39.88	$29.46	$38.92	$0.34
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Head of Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2023

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Daniel Bergman
Jefferies
(617) 345-8688
dbergman@jefferies.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com

John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
Wilma Burdis
Raymond James & Associates, Inc.
(727) 567-9371
wilma.burdis@raymondjames.com
Scott Heleniak
RBC Capital Markets, LLC
(804) 782-4006
scott.heleniak@rbccm.com
Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@research.truist.com